Variable Annuity Application

APPLICATION TO FIRST SECURITY  BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW
YORK FOR AN INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY

Complete this application and mail to:
First Security Benefit Life Insurance
and Annuity Company of New York
P.O. Box 2788
Topeka, KS 66601-9804

For  help  with  this  application,   or  for  more  information,   call  us  at
1-800-239-4703.

1  OWNER INFORMATION
                                             [ ] Male
___________________________________________  [ ] Female
Name

_________________________________________________________
Street Address or P.O. Box

_________________________________________________________
City, State, ZIP Code

_________________________________________________________
Daytime Phone

_________________________________________________________
Evening Phone

_________________________________________________________
Date of Birth (Mo/Day/Yr)

_________________________________________________________
Social Security Number/Tax ID Number

2  JOINT OWNER INFORMATION
                                             [ ] Male
___________________________________________  [ ] Female
Name

_________________________________________________________
Street Address or P.O. Box

_________________________________________________________
City, State, ZIP Code

_________________________________________________________
Daytime Phone

_________________________________________________________
Evening Phone

_________________________________________________________
Date of Birth (Mo/Day/Yr)

_________________________________________________________
Social Security Number/Tax ID Number

_________________________________________________________
Relationship to Owner

3  ANNUITANT INFORMATION

[ ] Same as Owner
                                             [ ] Male
___________________________________________  [ ] Female
Name

_________________________________________________________
Street Address or P.O. Box

_________________________________________________________
City, State, ZIP Code

_________________________________________________________
Date of Birth (Mo/Day/Yr)

_________________________________________________________
Social Security Number/Tax ID Number

4  BENEFICIARIES

PRIMARY BENEFICIARIES

_________________________________________________________
Name

_________________________________________________________
Relationship to Owner

_________________________________________________________
Name

_________________________________________________________
Relationship to Owner

SECONDARY BENEFICIARIES

_________________________________________________________
Name

_________________________________________________________
Relationship to Owner

_________________________________________________________
Name

_________________________________________________________
Relationship to Owner

                                             over, please

FSB200 (R1-98)                                15-68440-00

5  ALLOCATION OF PURCHASE PAYMENTS

Allocation  of  purchase  payments  - USE  WHOLE  PERCENTAGES  NO LESS  THAN 5%.
ALLOCATIONS MUST TOTAL 100%.

[ ] [ ] [ ]%  BLUE CHIP GROWTH PORTFOLIO
[ ] [ ] [ ]%  EQUITY INCOME PORTFOLIO
[ ] [ ] [ ]%  EQUITY INDEX 500 PORTFOLIO
[ ] [ ] [ ]%  FIXED INTEREST ACCOUNT*
[ ] [ ] [ ]%  HEALTH SCIENCES PORTFOLIO
[ ] [ ] [ ]%  INTERNATIONAL STOCK PORTFOLIO
[ ] [ ] [ ]%  LIMITED-TERM BOND PORTFOLIO
[ ] [ ] [ ]%  MID-CAP GROWTH PORTFOLIO
[ ] [ ] [ ]%  NEW AMERICA GROWTH PORTFOLIO
[ ] [ ] [ ]%  PERSONAL STRATEGY BALANCED PORTFOLIO
[ ] [ ] [ ]%  PRIME RESERVE PORTFOLIO*
------------
[1] [0] [0]%  TOTAL

6  METHOD OF PURCHASE

A.  [ ] BY CHECK
    Made payable to First Security Benefit Life Insurance
    and Annuity Company of New York.
    Amount
    $[ ],[ ][ ][ ],[ ][ ][ ].[ ][ ]

B.  [ ] BY EXCHANGE
    From T. Rowe Price mutual fund account.
    Amount
    $[ ],[ ][ ][ ],[ ][ ][ ].[ ][ ]

Name of Fund
[                                                            ]

Account Number
[ ][ ][ ][ ][ ][ ][ ][ ][ ]-[ ]

If you are establishing  your account by exchange and your mutual fund ownership registration  is not exactly  the same as in  Sections 1 and 2, please  obtain a signature  guarantee so that we may complete the  transaction for you. Sign this form in the presence of an officer of a  commercial  bank (FDIC  member),  trust company,  a member firm of the domestic  stock  exchange,  or any other eligible guarantor  institution  as defined by the  Securities  Exchange Act of 1934.  We
cannot  accept   guarantees  from  notaries  or  others  who  will  not  provide reimbursement in case of fraud.

____________________________________________________________
Signature Guaranteed by:

____________________________________________________________
Name of Guaranteeing Institution

____________________________________________________________
Signature of Authorized Officer                     Date

C.  [ ] BY REPLACEMENT

    Will the annuity  applied for here  replace or change any life  insurance or annuity?

    [ ] YES     [ ] NO

    If yes, please provide the information below and complete the Exchange Form:

____________________________________________________________
Company Name

____________________________________________________________
Policy Number

7  INDIVIDUAL RETIREMENT ANNUITIES

A. TRADITIONAL IRA

   Check the appropriate box below
   [ ] Contributory IRA  [ ] Rollover IRA  [ ] Transfer IRA

B. ROTH IRA

   Check the appropriate box below.
   [ ] Contributory IRA  [ ] Rollover from Traditional IRA
   [ ] Transfer from Roth IRA

C. IRA TAX YEAR

   For Contributory IRAs, indicate below the tax year for which the contribution is made.

   [ ] TAX YEAR ___________________________

8  SPECIAL INSTRUCTIONS

____________________________________________________________

____________________________________________________________

9  SIGNATURES

All statements made in this application are true to the best of my knowledge and belief.  I agree that this  application  shall be part of the  Variable  Annuity
Contract issued by First Security  Benefit Life Insurance and Annuity Company of
New York. I UNDERSTAND THAT ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT MAY
VARY AS TO  DOLLAR  AMOUNT  TO THE  EXTENT  THEY  ARE  BASED  ON THE  INVESTMENT
EXPERIENCE  OF THE  SELECTED  SUBACCOUNTS.  I have  received  and  reviewed  the prospectuses  that  describe the Contract and the  underlying  mutual  funds.  I understand  that the  annuity  payout  date will be the later of: (1) the oldest annuitant's  seventieth birthday or (2) the fifth contract  anniversary,  unless instructed otherwise in the "Special Instructions" section above. I believe that this contract will meet my financial objectives.

TAX IDENTIFICATION NUMBER CERTIFICATION*
Under penalties of perjury I certify that:

a) the number shown on this form is my correct taxpayer  identification  number;
   and

b) I am not subject to backup withholding because:

   1) I am exempt from backup withholding; or

   2) I have not been notified by the Internal  Revenue  Service (IRS) that I am subject  to backup  withholding  as a result of a  failure  to report  all interest or dividends; or

   3) the IRS has notified me that I am no longer subject to backup withholding.

THE INTERNAL  REVENUE  SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
THIS  DOCUMENT   OTHER  THAN  THE   CERTIFICATIONS   REQUIRED  TO  AVOID  BACKUP
WITHHOLDING.

____________________________________________________________
Owner's Signature                                     Date

____________________________________________________________
Location (City/State)

____________________________________________________________
Joint Owner's Signature                               Date

____________________________________________________________
Location (City/State)

*CERTIFICATION INSTRUCTIONS

You must strike out the language in clause (b) above if the IRS has notified you that you ARE  subject  to backup  withholding  and you have not  since  received notice from the IRS that backup withholding has terminated.

                                                                TRP605 (1/98)-NY